SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) November 7, 2005

                              WINTHROP REALTY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       001-06249                                         34-6513657
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                      INDEX

Item 9.01  Financial Statements and Exhibits.................................. 3

Signatures ...................................................................13

Explanatory Note as to the Purpose of this Amendment

Winthrop Realty Trust (the "Trust") filed a Current Report on Form 8-K on November 10, 2005 with regard to the acquisition of 3,125,000 shares of common stock in Newkirk Realty Trust, Inc. ("Newkirk") at a price per share of $16, for a total purchase price of $50,000,000. In addition, the Trust assigned to Newkirk the rights it held under an Exclusivity Services Agreement with Michael Ashner, the Trust's Chief Executive Officer, relating to business opportunities generated by or offered to Mr. Ashner relating solely to net-lease assets, as defined. In consideration for the assignment of these rights, Newkirk issued to the Trust an additional 1,250,000 shares of Newkirk's common stock (a value of $20,000,000). The foregoing transactions are more fully described in the Current Report on Form 8-K filed on November 10, 2005. The purpose of this Amendment to the Current Report is to provide the financial information required by Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed as part of this report.

      (a)   Financial Statements of Real Estate Acquired:

            Newkirk Realty Trust, Inc. Balance Sheet as of July 22, 2005

            Newkirk did not have any operations until November 2005.

      (b)   Winthrop Realty Trust Unaudited Pro Forma Financial Statements:

            The unaudited pro forma consolidated financial statements set forth
            (i) the pro forma balance sheet of the Trust as of September 30, 2005, as if the acquisition of the Newkirk common stock and the sale of the exclusivity rights had occurred on September 30, 2005, (ii) the pro forma consolidated statement of operations of the Trust for the year ended December 31, 2004, as if the acquisition of the Newkirk common stock and the sale of the exclusivity rights had occurred on January 1, 2004, and (iii) the pro forma consolidated statement of operations of the Trust for the nine-month period ended September 30, 2005, as if the acquisition of the Newkirk common stock and the sale of the exclusivity rights had occurred on January 1, 2004. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

            The unaudited pro forma consolidated financial statements may not necessarily reflect the results of operations or financial position of the Trust which would have actually resulted had the investment occurred as of the dates indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Trust. Differences could result from various factors, including but not limited to changes in occupancy, rental rates and rental expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Newkirk Realty Trust, Inc.:

      We have audited the accompanying balance sheet of Newkirk Realty Trust, Inc. ("the Company") as of July 22, 2005. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

      In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Newkirk Realty Trust, Inc. at July 22, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 5, 2005

                           NEWKIRK REALTY TRUST, INC.
                                  BALANCE SHEET
                                  JULY 22, 2005

                                     ASSETS

Cash                                                                    $  1,000
                                                                        ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Preferred Shares of Beneficial Interest, $.01 par value
  1,000,000 shares authorized, none issued and outstanding              $     --
Common Shares of Beneficial Interest, $.01 par value
  400,000,000 shares authorized, 100 issued and outstanding                    1
Additional paid in capital                                                   999
                                                                        --------
                                                                        $  1,000
                                                                        ========

                    See Accompanying Notes to Balance Sheet.

                           NEWKIRK REALTY TRUST, INC.
                             NOTES TO BALANCE SHEET

1. ORGANIZATION

      Newkirk Realty Trust, Inc., a Maryland corporation (the "Company"), was formed on July 22, 2005 for the purpose of becoming the general partner of The Newkirk Master Limited Partnership and to acquire a 30.1% interest in the Newkirk Master Limited Partnership. The Newkirk Master Limited Partnership is a Delaware limited partnership, which is a publicly reporting limited partnership that owns a diversified portfolio of triple-net leased properties and other real estate-related assets. The Company has not commenced operations.

2. SUMMARY OF ACCOUNTING POLICIES

Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the reporting date. Actual amounts could differ from those estimates.

Income Taxes

      The Company intends to qualify and operate as a real estate investment trust ("REIT") under the provisions of the Internal Revenue Code. Under these provisions, the Company is required to distribute at least 90% of its REIT taxable income to its shareholders to maintain the REIT qualification and not be subject to Federal income taxes for the portion of taxable income distributed. The Company must also satisfy certain tests concerning the nature of its assets and income distributed and meet certain record keeping requirements.

3. SUBSEQUENT EVENTS (UNAUDITED)

      On November 7, 2005, the Company completed its initial public offering of common shares (the "IPO") pursuant to which it sold 15,000,000 shares of its common shares at a per share price of $16. Simultaneously with the IPO, the Company sold to Winthrop Realty Trust (formerly known as First Union Real Estate Equity and Mortgage Investments) 3,125,000 shares of its common shares for a purchase price of $16 per share or $50 million in the aggregate. In addition, the Company issued an additional. 1,250,000 shares to Winthrop Realty Trust pursuant to an Acquisition Agreement (the "Exclusivity Assignment Agreement") in consideration for the assignment by Winthrop Realty Trust of certain exclusivity rights with respect to net-lease business opportunities offered to or generated by Michael Ashner, the Chairman and Chief Executive Officer of the Company and Winthrop Realty Trust.

                              WINTHROP REALTY TRUST
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2005

                                                                                   Pro Forma
                                                                                  Adjustments
                                                                   Historical     -----------      Pro Forma
                                                                  September 30,     Newkirk      September 30,
                                                                      2005        Realty Trust       2005
(In thousands)                                                                        (a)
Assets
Investment in real estate, at cost
Land                                                               $  11,004       $      --       $  11,004
Buildings and improvements                                           166,777              --         166,777
                                                                   ---------       ---------       ---------
                                                                     177,781              --         177,781
Less - Accumulated depreciation                                       (8,017)             --          (8,017)
                                                                   ---------       ---------       ---------
       Investments in real estate, net                               169,764              --         169,764
Cash and cash equivalents                                             85,136         (50,000)         35,136
Restricted cash                                                          876              --             876
Mortgage-backed securities available for sale pledged under
      repurchase agreements                                          107,733              --         107,733
Loans receivable                                                       9,173              --           9,173
Accounts receivable and prepayments, net                              15,338              --          15,338
Real estate securities - available for sale                           30,418              --          30,418
Preferred equity investment                                           78,417              --          78,417
Equity investment in Newkirk Realty Trust, Inc.                           --          70,000          70,000
Lease intangibles, net                                                26,004              --          26,004
Deferred financing costs, net                                          1,177              --           1,177
Assets of discontinued operations                                      1,382              --           1,382
Other assets                                                           1,405              --           1,405
                                                                   ---------       ---------       ---------
     TOTAL ASSETS                                                  $ 526,823       $  20,000       $ 546,823
                                                                   =========       =========       =========

LIABILITIES
Repurchase agreements                                              $ 104,196       $      --       $ 104,196
Mortgage loans payable                                               176,298              --         176,298
Accounts payable and accrued liabilities                               5,716              --           5,716
Dividends payable                                                      1,616              --           1,616
Deferred income                                                           37          10,000          10,037
Loan payable                                                              30              --              30
Liabilities of discontinued operations                                 1,708              --           1,708
                                                                   ---------       ---------       ---------
     TOTAL LIABILITIES                                               289,601          10,000         299,601
                                                                   ---------       ---------       ---------

MINORITY INTEREST                                                      5,694              --           5,694
                                                                   ---------       ---------       ---------

SHAREHOLDERS' EQUITY
Series A Cumulative Convertible Redeemable Preferred Shares
of  Beneficial Interest, $25 per share liquidating
preference, 2,300,000 shares authorized, 983,082 outstanding          23,131              --          23,131
Series B-1 Cumulative Convertible Redeemable Preferred Shares
of  Beneficial Interest, $25 per share liquidating
preference, 4,000,000 shares authorized and outstanding               94,316              --          94,316
Common Shares of Beneficial Interest, $1 par, unlimited
authorized, 32,058,913 outstanding                                    32,059              --          32,059

Additional paid in capital                                           210,877              --         210,877
Accumulated other comprehensive income                                 4,554              --           4,554
Accumulated distributions in excess of net income                   (133,409)         10,000        (123,409)
                                                                   ---------       ---------       ---------
Total Shareholders' Equity                                           231,528          10,000         241,528
                                                                   ---------       ---------       ---------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $ 526,823       $  20,000       $ 546,823
                                                                   =========       =========       =========

              See notes to unaudited pro forma financial statements

                              WINTHROP REALTY TRUST
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                          Pro Forma
(In thousands, except per share data)                    Adjustments
                                                         -----------
                                                           Newkirk
                                           Historical    Realty Trust  Pro Forma
                                           ----------    ------------  ---------
                                                             (a)
Revenues
Rents                                        $ 3,390       $    --       $ 3,390
Interest and dividends                         2,528            --         2,528
                                             -------       -------       -------
                                               5,918            --         5,918
                                             -------       -------       -------

Expenses
Property operating                               786            --           786
Real estate taxes                                 66            --            66
Depreciation and amortization                    735            --           735
Interest                                         698            --           698
General and administrative                     4,104            --         4,104
                                             -------       -------       -------
                                               6,389            --         6,389
                                             -------       -------       -------

Other Income
Insurance recoveries                           1,254            --         1,254
Gain on sale of exclusivity agreement
   rights                                         --        13,333        13,333
Gain on sale of securities available-
   for-sale                                    1,153            --         1,153
Equity in earnings of Newkirk Realty
Trust, Inc.                                       --         6,823         6,823
                                             -------       -------       -------
                                               2,407        20,156        22,563
                                             -------       -------       -------

Income from continuing operations            $ 1,936       $20,156       $22,092
                                             =======       =======       =======

Per share data - Basic and Diluted:
Income from continuing operations
   applicable to Common Shares of
   Beneficial Interest                       $    --                     $  0.64
                                             =======                     =======

Basic and diluted weighted average
Common Shares of Beneficial Interest          31,059                      31,059
                                             =======                     =======

             See notes to unaudited pro forma financial statements.

                              WINTHROP REALTY TRUST
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

                                                           Pro Forma
(In thousands, except per share data)                     Adjustments
                                                          -----------
                                                            Newkirk
                                             Historical   Realty Trust  Proforma
                                             ----------   ------------  --------
                                                              (b)
Revenue
Rents                                           $18,076     $    --      $18,076
Interest and dividends                            4,772          --        4,772
                                                -------     -------      -------
                                                 22,848          --       22,848
                                                -------     -------      -------

Expenses
Property operating                                  547          --          547
Real estate taxes                                    62          --           62
Depreciation and amortization                     4,987          --        4,987
Interest                                         10,530          --       10,530
State and local taxes                               615          --          615
General and administrative                        3,750          --        3,750
                                                -------     -------      -------
                                                 20,491          --       20,491
                                                -------     -------      -------

Other Income
Gain on the sale of real estate securities
   available for sale                               243          --          243
Legal settlement                                 11,000          --       11,000
Equity in earnings of preferred equity
   investment                                     2,598          --        2,598
Minority interest                                    75          --           75
Gain on sale of exclusivity rights                   --       2,500        2,500
Equity in earnings of Newkirk Realty
Trust, Inc.                                          --       2,842        2,842
                                                -------     -------      -------
                                                 13,916       5,342       19,258
                                                -------     -------      -------
Income  from continuing operations              $16,273     $ 5,342      $21,615
                                                =======     =======      =======

Per share data -- Basic:
Income  from continuing operations
applicable to Common Shares of Beneficial
Interest                                        $  0.35                  $  0.52
                                                =======                  =======

Diluted:
Income  from continuing operations
applicable to Common Shares of Beneficial
Interest                                        $  0.35                  $  0.52
                                                =======                  =======

Basic weighted average Common Shares of
Beneficial Interest                              31,887                   31,887
Stock Options                                        45                       45
                                                =======                  =======

Diluted weighted average Common Shares of
Beneficial Interest                              31,932                   31,932
                                                =======                  =======

              See note to unaudited pro forma financial statements.

                              WINTHROP REALTY TRUST
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

On November 7, 2005, Winthrop Realty Trust (the "Trust") consummated the transactions contemplated by (i) a definitive Securities Purchase Agreement between the Trust and Newkirk Realty Trust, Inc. ("Newkirk") and (ii) an Acquisition Agreement between the Trust and Newkirk. Newkirk was formed to acquire a 30.1% interest in The Newkirk Master Limited Partnership, a Delaware limited partnership, which is a publicly reporting limited partnership that owns a diversified portfolio of triple-net leased properties and other real estate-related assets.

Pursuant to the Securities Purchase Agreement, the Trust acquired 3,125,000 shares of common stock in Newkirk for a per share purchase price of $16.00, for a total purchase price of $50 million. Pursuant to the Acquisition Agreement, the Trust assigned to Newkirk the rights it held under an Exclusivity Services Agreement (the "Exclusivity Services Agreement") with Michael Ashner, the Trust's Chief Executive Officer, relating solely to business opportunities generated by or offered to Mr. Ashner relating to net-lease assets, as defined. In consideration for the assignment of these rights, Newkirk issued to the Trust an additional 1,250,000 shares of Newkirk's common stock (the "Exclusivity Shares") valued at $20,000,000. The transactions pursuant to both Agreements were entered into in connection with the closing of Newkirk's initial public offering.

With respect to the Exclusivity Shares, 625,000 shares, reducing by 17,361 shares per month, were received subject to forfeiture over a 36 month period upon the termination of the Exclusivity Services Agreement in certain events.

The 4,375,000 shares of the common stock of Newkirk acquired by the Trust under the Agreements represent 22.58% of the outstanding common shares of Newkirk at November 7, 2005. The Trust exercises significant influence, but not control, over Newkirk; hence, this investment will be accounted for using the equity method of accounting.

2. UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

The unaudited pro forma consolidated balance sheet as of September 30, 2005, is based on the historical balance sheet for the Trust presented in its Quarterly Report on Form 10-Q as of September 30, 2005 and includes adjustments, assuming the equity investment in Newkirk occurred as of that date. Significant pro forma adjustments in the unaudited pro forma consolidated balance sheet are as follows:

(a) Represents the acquisition for cash of $50,000,000 of 3,125,000 Newkirk common shares and the sale of the exclusivity rights for 1,250,000 shares valued at $20,000,000 of which 625,000 shares, reducing by 17,361 shares per month, are subject to forfeiture over 36 months. The gain on the sale of the exclusivity agreement of $20,000,000 is reflected in the balance sheet as $10,000,000 earned on non-forfeitable shares and $10,000,000 as deferred income to be earned over 36 months.

3. UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2004, includes adjustments assuming that the equity investment in Newkirk occurred as of January 1, 2004, and is based on the historical statement of operations for the Trust presented in its Annual Report on Form 10-K for the year ended December 31, 2004. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2005, includes adjustments assuming that the equity investment in Newkirk occurred as of January 1, 2004, and is based on the historical statement of operations for the Trust presented in its Quarterly Report of Form 10-Q for the period ended September 30, 2005. Significant pro forma adjustments in the unaudited pro forma consolidated statements of operations include the following:

December 31, 2004

a) Represents the pro forma adjustments reflecting the equity pick up of Newkirk based upon the pro forma earnings presented for the year ended December 31, 2004 presented in Newkirk's registration statement on Form S-11 dated November 7, 2005.

      The gain on the sale of the exclusivity agreement is reflected in the statement of operations as $10,000,000 earned on non-forfeitable shares and $3,333,333 of deferred income related to the $10,000,000 of forfeitable shares earned over 36 months.

September 30, 2005

b) Represents the pro forma adjustments reflecting the equity pick up of Newkirk based upon the pro forma earnings presented for the six months ended June 30, 2005 presented in Newkirk's registration statement adjusted to September 30, 2005.

      The gain on the sale of the exclusivity agreement is reflected in the statement of operations as $2,500,000 of deferred income related to the $10,000,000 of forfeitable shares earned over 36 months.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of January, 2006.

                                                     WINTHROP REALTY TRUST


                                                     By: /s/Thomas C. Staples
                                                         -----------------------
                                                         Thomas C. Staples
                                                         Chief Financial Officer